                                                                    EXHIBIT 23.6

            CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and the use of our report dated March 5, 2003, with respect to the financial statements of Blizzard Genomics, Inc., included in Amendment No. 2 on Form S-1 to the Registration Statement on Form S-3 (Reg. No. 333-109708) and related Prospectus of CytRx Corporation for the registration of 2,811,531 shares of its common stock.

                                                           /s/ ERNST & YOUNG LLP


Atlanta, Georgia
February 10, 2005